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                                                                   Exhibit 10.23

          DATED                  2 JULY                          2002

                       EALING BROADWAY (NO. 1) LIMITED AND
                         EALING BROADWAY (NO. 2) LIMITED

                                       AND

                         CRYSTAL DECISIONS (UK) LIMITED

          ___________________________________________________________

                                      DEED

                                   RELATING TO

                                PREMISES KNOWN AS
                THE BROADWALK, EALING BROADWAY CENTRE, LONDON W5
          ___________________________________________________________

                                NABARRO NATHANSON
                                   LACON HOUSE
                                 THEOBALD'S ROAD
                                 LONDON WCLX 8RW

                               TEL: 020 7524 6000

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                                      DEED

DATE                               2 JULY                         2002

PARTIES

(1) EALING BROADWAY (NO. 1) LIMITED and EALING BROADWAY (NO. 2) LIMITED whose registered offices are at 5 Strand London WC2N 5AF (the "LANDLORD"); and

(1) CRYSTAL DECISIONS (UK) LIMITED (Company Number 2062372) whose registered office is at The Broadwalk, 54 The Broadway, London W5 5JN (the "TENANT")

RECITALS

(A)      By a Lease of even date made between the Landlord (1) and the Tenant
         (2) ("the Lease") the Landlord demised unto the Tenant the premises known as The Broadwalk, Ealing Broadway Centre, London W5 ("the Premises") for a term of five years commencing on 29 September 2001 and expiring on 28 September 2006 ("the Term").

(B) The Plant and Equipment is Landlord's fixtures and fittings and forms part of the Premises.

(C) The Landlord has collected the Replacement Amount in the event the Plant and Equipment is in need of replacement. The Landlord has now agreed subject to the terms of this Deed to make available to the Tenant the Replacement Amount in order that the Tenant can comply with its covenants in the Lease relating to the Plant and Equipment.

1.       DEFINITIONS

1.1      In this deed the following definitions apply:

         "ACT"

                           means the Landlord & Tenant Act 1954;

         "ITEM"

                           means any item or items of Plant and Equipment;

         "PLANT AND EQUIPMENT"

                           means the four boilers in the fourth floor plant room, the circuit pumps and hot water pump, air cooled chiller-roof, hot water calorifiers, office air handling units and the two passenger lifts;

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         "REPLACEMENT AMOUNT"

                           means the sum of L127,234;

         "REPLACEMENT COST"
                           means the capital cost of purchasing a replacement for any Item exclusive of any VAT and excluding any labour or professional costs of installing it or removing the old Item;

         "WORKING DAY"
                           means a day (except for Saturday and Sunday) on which clearing banks in the City of London are (or would be open but for a strike, lock out or other stoppage affecting a particular bank or banks generally) open during banking hours.

2.       MAINTENANCE CONTRACTS

         The Tenant will take out and/or maintain as appropriate during the Term suitable maintenance contracts ("Contracts") in respect of the Plant and Equipment any new Contracts or variations to existing Contracts to be in a form approved by the Landlord (such approval not to be (unreasonably withheld)

3.       REPLACEMENT OF PLANT AND EQUIPMENT

         In the event of it becoming necessary for the Tenant to replace an Item in order to comply with its covenants in the Lease the Tenant may request that the Landlord pays to the Tenant a sum from the Replacement Amount as represents the Replacement Cost (or a contribution equal to the Replacement Cost if the figure required is in excess of the Replacement Amount)

3.1 Any request by the Tenant for payment of the Replacement Cost is to be in writing and is to contain full details of the Item which needs replacing and a breakdown of the Replacement Cost for it

3.2 Within 28 days of the Landlord having received a written request containing the details mentioned in clause 3.1 together with such further details as the Landlord may reasonably require, the Landlord will confirm in writing to the Tenant whether it agrees that the Replacement Cost requested should be paid from the Replacement Amount

3.3 If the Landlord confirms it will pay the whole or any part of the requested Replacement Cost the Landlord may also require that:

3.3.1 the Tenant has the Item replaced by one of the Landlord's approved contractors or suppliers; and


3.3.2 the Tenant procures that the Landlord has the benefit of any warranties or guarantees in respect of the Item.

                                                                             -2-

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3.4      Upon completion of the replacement of the Item the Tenant shall supply all appropriate invoices to the Landlord including a valid VAT invoice from the Tenant addressed to the Landlord in respect of Replacement Cost ("Invoices").


3.5 Provided the Landlord's requirements (if any) have been complied with the Landlord shall pay to the Tenant within twenty eight days of the production by the Tenant of the Invoices the Replacement Cost.

3.6      In relation to any Item which may be replaced under the terms of this
         Deed:

3.6.1         the Tenant's covenants in the Lease will apply to such Item

3.6.2 it will become a Landlord's fixture and fitting to remain at the Premises at the end of the Term

4.       DISPUTES

         Where there is a dispute between the Landlord or the Tenant under the provisions of this Deed then the Dispute shall be referred to an independent surveyor of at least 10 years' relevant experience to be agreed between the parties or, in the absence of agreement within 10 Working. Days to be appointed on the request of either party by the President or a Vice-President for the time being of the Royal Institution of Chartered Surveyors and he shall act as an expert and not as an arbitrator.

5.       CAPITAL ALLOWANCES

         The Tenant recognises that the Landlord will be seeking capital allowances on the Replacement Cost under the Capital Allowances Act 2001 Sections 537 and 538 as contributions towards the provision of machinery and plant (those words having the same meanings as in the Capital Allowances Act 2001) and accordingly the Tenant:

5.1      undertakes that it will not itself seek such capital allowances; and

5.2 will render and will cause its professional advisers to render to the Landlord all assistance and information which the Landlord may reasonably require in order to seek and secure such capital allowances

6.       VAT

         In the event of the Landlord paying an amount to the Tenant in respect of value added tax on a supply by the Tenant to the Landlord in circumstances where value added tax was not properly chargeable the Tenant agrees that forthwith upon notification of the same from the Customs & Excise it will apply pursuant to the Value Added Tax Act 1994
         Section 80 for repayment of such amount and upon receiving the same shall account for it to the Landlord

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7.       END OF THE TERM

7.1 At the end of sooner determination of the Term the Tenant will hand to the Landlord any guarantees or warranties (if any) in respect of any Item which has been replaced.

7.2 If under the provisions of the Act there is to be no renewal of the Lease then the provisions of this Deed will be of no further effect and the Landlord will be entitled to any sum remaining of the Replacement Amount.

7.3 If under the provisions of the Act there is a renewal of the Lease then in respect of any sum remaining of the Replacement Amount the Landlord will grant to the Tenant a Deed on similar terms to this Deed.

7.4 For the avoidance of doubt the Landlord's maximum liability under the terms of this Deed and further Deed under clause 7.3 is the Replacement Amount.

8.       COSTS

         Each of the parties hereto shall be responsible for their own costs in connection with the preparation and completion of this Deed.

9.       THIRD PARTIES

         Unless expressly stated nothing in this Deed will create any rights in favour of any person pursuant to the Contracts (Rights of Third Parties) Act 1999.

IN WITNESS whereof the parties hereto have executed this Deed as a Deed the day and year first before written.

EXECUTED as a DEED by                  )
EALING BROADWAY (NO. 1) LIMITED        )
acting by:-                            )    (Illegible Signature)

                                       Director/Authorised Signatory

                                       Director/Secretary

EXECUTED as a DEED by                  )
EALING BROADWAY (NO.2) LIMITED         )
acting by:-                            )    (Illegible Signature)

                                       Director/Authorised Signatory

                                       Director/Secretary

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